AMENDMENT TO EMPLOYMENT AGREEMENT
THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into this 28th day of December, 2023, by and between FLOORING LIQUIDATORS, INC., a California corporation (“Employer”), and Stephen J. Kellogg (“Employee”).

WHEREAS, Employer and Employee (each a “Party” and collectively the “Parties”) are parties to that certain Employment Agreement dated January 18, 2023 (the “Employment Agreement”); and

WHEREAS, the Parties desire to amend the Employment Agreement on the terms and conditions as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the Parties, intending to be legally bound hereby, agree as follows:

1.Definitions. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Employment Agreement.

2.Amendments to Employment Agreement. Section 3 of the Employment Agreement is hereby amended such that “Salary” is Three Hundred Thousand Dollars ($300,000.00), such amendment to be effective January 1, 2024.

3.Miscellaneous. For the avoidance of doubt, the Parties acknowledge that Employee: (i) is expected to work a minimum of two days per week, such work to be performed at an Employer location of Employee’s choosing; (ii) may provide consulting services to other entities, consistent with the non-compete obligations outlined in the Employment Agreement; and (iii) is not required to work more than two days per week for Company, but Employee may elect to do so for no additional compensation.

4.Reference to Employment Agreement. Upon the effectiveness of this
Amendment, each reference in the Employment Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Employment Agreement, as amended by this Amendment.

5.Effect of Amendment. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Employment Agreement, which shall remain in full force and effect.

6.Governing Law. This Amendment, for all purposes, shall be construed in accordance with the laws of the State of California without regard to conflicts of law principles.

7.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

8.Miscellaneous. This Amendment expresses the entire understanding of the Parties with respect to the subject matter hereof and may not be amended except in a writing signed by the Parties.

9.Further Assurances. Each Party agrees to take such further actions as the other shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

10.Electronic Execution and Delivery. A reproduction of this Amendment may be executed by one or more of the Parties, and an executed copy of this Amendment may be delivered by one or more of the Parties by electronic transmission pursuant to which the signature of or on behalf of such Party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

11.Representations. It is important that Employee completely understands the terms and conditions in this Amendment. Employee expressly acknowledges and represents that: (i) Employee is competent to execute this Amendment; (ii) the Company has advised Employee to consult with an attorney before signing this Amendment; and (iii) Employee is executing this Amendment voluntarily.

12.Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed on the date first written above.

EMPLOYER:    EMPLOYEE:

By:         Signature:
Name: Eric Althofer    Stephen J. Kellogg
Title: Director

By:      Name: David Verret
Title: Director

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